INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER

SHARES

CUSIP NO. 42210P 10 2

INCORPORATED

AUTHORIZED COMMON STOCK: 100,000,000 SHARES PAR VALUE; $.001 PER SHARE

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of HEADWATERS INCORPORATED common stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER

CHIEF EXECUTIVE OFFICER

HEADWATERS INCORPORATED

CORPORATE

SEAL

DELAWARE

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned & Registered:

American Stock Transfer & Trust Company

New York, NY

By

Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM — as tenants in common

UNIF GIFT MIN ACT — Custodian

TEN ENT— as tenants by the entireties (Cust) (Minor)

JT TEN — as joint tenants with right of survivorship and not as tenants in common under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Signature

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed By:

(Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange)

CURRENT TRANSFER FEE APPLICABLE

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.